UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
____________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 23, 2019

The Medicines Company
(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Sylvan Way
Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 290-6000
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MDCO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.
Agreement and Plan of Merger
On November 23, 2019, The Medicines Company (the “Company” or “we”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Novartis AG (“Parent”), a company organized under the laws of Switzerland, and Medusa Merger Corporation (“Merger Sub”), a Delaware corporation and an indirect wholly-owned subsidiary of Parent. The Boards of Directors of both the Company and Parent have approved the Merger Agreement.
Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Merger Sub will commence a tender offer (the “Offer”) no later than December 5, 2019, to acquire all of the outstanding shares of common stock of the Company, par value $0.001 per share (each, a “Share”), at a price per Share of $85.00 in cash, without interest (the “Per Share Amount”).
The obligation of Merger Sub to purchase Shares tendered in the Offer is subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, including (i) that the number of Shares validly tendered and not withdrawn as of the expiration of the Offer, together with any Shares (if any) owned by Parent and its affiliates and excluding any Shares tendered pursuant to guaranteed delivery procedures that have not yet been “received” (as such term is defined in Section 251(h)(6)(f) of the Delaware General Corporation Law, as amended (“DGCL”)), represents at least a majority of the then outstanding Shares (the “Minimum Tender Condition”); (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) the absence of any law, order, injunction, judgment other legal restraint that (x) prohibits consummation of the Offer or the Merger (as defined below) or (y) imposes a Substantial Detriment (as defined in the Merger Agreement); (iv) the absence, since the date of the Merger Agreement, of a Company Material Adverse Effect (as defined in the Merger Agreement); (v) the accuracy of the Company’s representations and warranties (subject to customary materiality qualifiers) and (vi) the Company’s performance in all material respects of its obligations under the Merger Agreement.
Following the consummation of the Offer and subject to the satisfaction or waiver of conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect wholly-owned subsidiary of Parent. The Merger will be governed by Section 251(h) of the DGCL and effected without a vote of the Company stockholders. At the effective time of the Merger (the “Effective Time”), each Share (other than any Shares (i) owned by Parent, Merger Sub or any other direct or indirect wholly-owned subsidiary of Parent immediately prior to the Effective Time (other than Shares tendered and accepted for payment by Merger Sub in connection with the Offer), (ii) owned by the Company (or any of its subsidiaries) or held in the Company’s treasury immediately prior to the Effective Time or (iii) held by a holder who is entitled to demand and who has properly demanded the appraisal of such Shares in accordance with Section 262 of the DGCL) will be converted automatically into the right to receive the Per Share Amount in cash, without interest.
Each Company stock option that is outstanding immediately prior to the consummation of the Offer, whether vested or unvested, will become fully vested and will be canceled as of immediately prior to the Effective Time, and converted into the right to receive an amount in cash equal to the product of (x) the excess, if any, of the Per Share Amount over the per share exercise price applicable to such Company stock option, multiplied by (y) the total number of Shares subject to such Company stock option.  In addition, each Company restricted share that is outstanding immediately prior to the consummation of the Offer will automatically become fully vested as of immediately prior to the Effective Time and will be treated in the same manner as an outstanding Share.
The Merger Agreement includes representations and warranties, and covenants of the parties customary for a transaction of this nature.  Until the earlier of the termination of the Merger Agreement and the Effective Time, the Company has agreed to operate its business and the business of its subsidiaries in the ordinary course, consistent with past practice, and has agreed to certain other operating covenants, as set forth more fully in the Merger Agreement. Subject to the terms and conditions of the Merger Agreement, the Company has also agreed not to solicit or initiate discussions with any third party regarding Acquisition Proposals (as defined in the Merger Agreement).
The Merger Agreement includes a remedy of specific performance for the Company, Parent and Merger Sub. The Merger Agreement also includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination by the Company to accept and enter into a definitive agreement with respect to a Superior Proposal (as defined in the Merger Agreement), the Company will be required to pay a termination fee of $290 million (the “Termination Fee”). Any such termination of the Merger Agreement by the Company is subject to certain conditions, including the Company’s compliance with certain procedures set forth in the Merger Agreement and a determination by the Company’s Board of Directors that the failure to take such action would reasonably be expected to constitute a breach of the Company’s Board of Directors’ fiduciary duties, payment of the Termination Fee by the Company and execution of a definitive agreement by the Company with such third party in respect of such Superior Proposal.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this report and incorporated herein by reference. The Merger Agreement, and the foregoing description of the Merger Agreement, have been included to provide investors and our stockholders with information regarding the terms of the transactions contemplated by the Merger Agreement (the “Transactions”). The assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties to the Merger Agreement. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts and circumstances about the Company, Parent or Merger Sub at the time they were made or otherwise, and information in the Merger Agreement should be considered in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Item 7.01 Regulation FD Disclosure.
On November 24, 2019, the Company issued a press release announcing the execution of the Merger Agreement, a copy of which is attached as Exhibit 99.1 to this report.
On November 25, 2019, the Company provided holders of its (i) 2.50% Convertible Senior Notes due 2022, (ii) 2.75% Convertible Senior Notes due 2023 and (iii) 3.50% Convertible Senior Notes due 2024 (collectively, the “Notes”) with notice that the Transactions are expected to constitute a Fundamental Change, a Make-Whole Fundamental Change and a Share Exchange Event (each as defined in the indentures governing the Notes) and, as a result, holders may surrender their Notes for conversion pursuant to the terms and conditions of the indentures governing the Notes. Copies of the notices are attached hereto as Exhibit 99.2, 99.3 and 99.4 to this report.

The information included in Item 7.01 of this Current Report on Form 8-K, including the exhibits attached hereto, is furnished solely pursuant to Item 7.01 of this Current Report on Form 8-K. Consequently, it is not deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Act of 1933, as amended; or the Exchange Act  if such subsequent filing specifically references this Item 7.01 of this Current Report on Form 8-K.
Additional Information
The tender offer described in this Current Report on Form 8-K and documents attached hereto has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities by the Company. An offer to purchase Shares will only be made pursuant to an Offer to Purchase and related tender offer materials that Parent intends to file with the SEC. At the time the tender offer is commenced, Merger Sub and Parent will file a Tender Offer Statement on Schedule TO and thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. The tender offer materials (including the Offer to Purchase, a related Letter of Transmittal and other tender offer documents) and the Solicitation/Recommendation statement on Schedule 14d-9 will contain important information. The Company’s stockholders are urged to read these documents (including the Offer to Purchase and related Letter of Transmittal and certain other documents), and the Solicitation/Recommendation Statement, as may be amended from time to time, carefully when they become available because they will contain important information that they should consider before making any decision regarding tendering their Shares. In addition to the Solicitation/Recommendation Statement, the Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by the Company at https://www.themedicinescompany.com.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K and documents attached hereto contain forward-looking statements. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. By their nature, forward-looking statements involve risks and uncertainty because they relate to events and depend on circumstances that will occur in the future, and there are many factors that could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction and similar transactions; the prospective performance and outlook of the Company’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. The following are some of the factors that could cause actual future results to differ materially from those expressed in any forward-looking statements: (i) uncertainties as to the timing of the tender offer and the merger; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) uncertainties as to the percentage of the Company’s stockholders tendering their Shares in the tender offer; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the tender offer or the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances that would require the Company to pay a termination fee or other expenses; (vii) the effect of this announcement or pendency of the proposed transaction on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; and (x) other factors as set forth from time to time in the Company’s filings with the SEC, including its Form 10-K for the fiscal year ended December 31, 2018 and any subsequent quarterly reports on Form 10-Q, current reports on Form 8-K, in particular (a) the ability of the Company to effectively develop inclisiran; (b) whether inclisiran will advance in the clinical trials process on a timely basis or at all, or succeed in achieving its specified endpoints; (c) whether the Company will make regulatory submissions for inclisiran on a timely basis; (d) whether its regulatory submissions will receive approvals from regulatory agencies on a timely basis or at all; (e) the extent of the commercial success of inclisiran, if approved; (f) the strength, durability and life of the Company’s patent protection for inclisiran and whether the Company will be successful in extending exclusivity. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are based on information currently available to the Company, and the Company expressly disclaims any intent or obligation to update, supplement or revise publicly these forward-looking statements except as required by law.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:
Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of November 23, 2019, by and among The Medicines Company, Novartis AG and Medusa Merger Corporation.

99.1	Press release, dated November 24, 2019, issued by The Medicines Company related to the proposed acquisition of The Medicines Company.

99.2	Notice to Holders of 2.50% Convertible Senior Notes due 2022, dated November 25, 2019.

99.3	Notice to Holders of 2.75% Convertible Senior Notes due 2023, dated November 25, 2019.

99.4	Notice to Holders of 3.50% Convertible Senior Notes due 2024, dated November 25, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
THE MEDICINES COMPANY

Date: November 25, 2019	By:	/s/ Stephen M. Rodin
Stephen M. Rodin
Executive Vice President and General Counsel